SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014

NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749
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(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3330 Cumberland Boulevard
Suite 700
Atlanta, Georgia
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(Address of principal executive offices)

30339
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(Zip code)

(770) 693-5950
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
       Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On July 31, 2014, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Numerex Corp (“Numerex”, or the “Company”) met to, among other reasons, consider the Company’s current change in control agreements with officers and key employees.  Following that review, the Compensation Committee recommended reducing the maximum period of time following a change in control during which the officer or employee could become eligible for a lump sum severance payment from two years to one year.  The Compensation Committee also approved change in control agreements for all named executive officers as of  December 31, 2013 and for certain other employees.  The full Board of Directors approved the Compensation Committee’s recommendations.

Under the Company’s new form of change in control agreements, if upon, or within one year following, a “change in control,” either the Company terminates the employee without “cause”, or the employee terminates his or her employment for “good reason” (each as defined in the agreement), then such employee, depending on position, will be entitled to a lump sum payment equal to either six months or 12 months of monthly base salary.  Each of the Company’s named executive officers would receive a severance payment equal to 12 times his monthly base salary.  Six other officers and employees will receive change in control agreements providing for a lump sum payment equal to six times his or her monthly base salary.

The agreement requires an employee to provide a general release of claims in order to receive a severance payment.  In addition, the agreement includes a limit on the amount of golden parachute payments.

The foregoing description of the form of agreement is not complete, and is qualified in its entirety by reference to the form of change in control agreement filed as exhibit 10.1 herewith.

The Compensation Committee also approved partial acceleration of unvested equity awards upon a participant’s death in connection with future stock option and restricted stock unit awards under the 2014 Equity and Incentive Plan.  Copies of the forms of stock option and restricted stock unit agreements are filed herewith as exhibits 10.2 and 10.3, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                      Description

10.1                      Form of Change in Control Agreement
10.2                      Form of Stock Option Agreement under 2014 Equity and Incentive Plan
10.3                      Form of Restricted Stock Unit Grant Notice and Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2014	NUMEREX CORP

By: /s/ Richard Flynt
Richard Flynt, Chief Financial Officer

EXHIBIT INDEX
Exhibit No.                      Description

10.1                      Form of Change in Control Agreement
10.2                      Form of Stock Option Agreement under 2014 Equity and Incentive Plan
10.3                      Form of Restricted Stock Unit Grant Notice and Agreement